UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 25, 2014, the Company issued $1.250 billion in aggregate principal amount of its 6.000% Senior Notes due 2023 (the “Notes”). The Notes were issued pursuant to the Indenture, dated as of March 22, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of November 25, 2014 (the “Fourth Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee. A copy of the Fourth Supplemental Indenture is filed herewith as Exhibit 4.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333¬180112) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2012, as amended by Post-Effective Amendment No. 1 dated March 15, 2012, Post-Effective Amendment No. 2 dated December 6, 2012, Post-Effective Amendment No. 3 dated December 16, 2013 and Post-Effective Amendment No. 4 dated September 12, 2014, as supplemented by the final prospectus supplement, dated November 20, 2014 and filed with the SEC on November 21, 2014 and the final prospectus supplement, dated November 24, 2014 and filed with the SEC on November 24, 2014.

The notes will be guaranteed, jointly and severally, on a senior basis by the Company’s subsidiaries that guarantee its senior secured credit facility and the Company’s existing notes, except for Nevada Landing Partnership, unless and until the Company obtains Illinois gaming approval. The Notes will not be guaranteed by the Company’s foreign subsidiaries and certain domestic subsidiaries, including MGM Grand Detroit, LLC which is a borrower under the Company’s senior secured credit facility, MGM China Holdings Limited and its subsidiaries, MGM National Harbor, LLC and Blue Tarp reDevelopement LLC and any of its subsidiaries.

The Company plans to use the net proceeds of the offering for general corporate purposes, including repaying certain indebtedness maturing in 2015 and funding a portion of the development costs related to our Maryland and Massachusetts resort projects. Pending such use, the Company may invest the net proceeds in short-term interest-bearing accounts, securities or similar investments.

The above description of the Base Indenture, the Fourth Supplemental Indenture and the Notes are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. The Fourth Supplemental Indenture is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 8.01	Other Events.

In connection with the offering of $1.15 billion in aggregate principal amount of the Notes, on November 20, 2014, the Company entered into an underwriting agreement (the “Original Underwriting Agreement”) among the Company, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Original Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell $1.15 billion in aggregate principal amount of the Notes and the Underwriters agreed to purchase the Notes for resale to the public.

On November 24, 2014, in connection with the offering of $100 million in aggregate principal amount of additional Notes, the Company entered into an underwriting agreement (the “Add On Underwriting Agreement” and together with the Original Underwriting Agreement, the “Underwriting Agreements”) among the Company, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the sole underwriter (“Merrill Lynch”). Pursuant to the Add On Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell $100 million in aggregate principal amount of the Notes and Merrill Lynch agreed to purchase the Notes for resale to the public.

The foregoing descriptions of the Underwriting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Original Underwriting Agreement and the Add On Underwriting Agreement, which are filed as Exhibit 1.1 and 1.2 hereto. Each of the Original Underwriting

Agreement and the Add On Underwriting Agreement are also incorporated by reference into the Company’s Registration Statement.

The representations, warranties and covenants contained in the Underwriting Agreements were made only for purposes of the Underwriting Agreements and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the respective Underwriting Agreements and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting Agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreements and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreements, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2014, among MGM Resorts International, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

1.2	Underwriting Agreement, dated November 24, 2014, among MGM Resorts International, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the sole underwriter

4.1	Fourth Supplemental Indenture, dated November 25, 2014, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 6.000% senior notes due 2023

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2014

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name:	Andrew Hagopian III
Title:	Vice President, Deputy General Counsel & Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2014, among MGM Resorts International, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

1.2	Underwriting Agreement, dated November 24, 2014, among MGM Resorts International, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the sole underwriter

4.1	Fourth Supplemental Indenture, dated November 25, 2014, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 6.000% senior notes due 2023

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the opinion filed as Exhibit 5.1)

5